NATIONWIDE MUTUAL FUNDS
Nationwide Amundi Strategic Income Fund	Nationwide Government Money Market Fund
Nationwide Bailard Cognitive Value Fund	Nationwide GQG US Quality Equity Fund
Nationwide Bailard International Equities Fund	Nationwide Inflation-Protected Securities Fund
Nationwide Bailard Technology & Science Fund	Nationwide International Index Fund
Nationwide BNY Mellon Core Plus Bond ESG Fund	Nationwide International Small Cap Fund
Nationwide BNY Mellon Dynamic U.S. Core Fund	Nationwide Janus Henderson Overseas Fund
Nationwide BNY Mellon Dynamic U.S. Equity	Nationwide Loomis All Cap Growth Fund
Income Fund (formerly, Nationwide BNY Mellon	Nationwide Loomis Core Bond Fund
Disciplined Value Fund)	Nationwide Loomis Short Term Bond Fund
Nationwide Bond Fund	Nationwide Mid Cap Market Index Fund
Nationwide Bond Index Fund	Nationwide NYSE Arca Tech 100 Index Fund
Nationwide Fund	Nationwide S&P 500 Index Fund
Nationwide Geneva Mid Cap Growth Fund	Nationwide Small Cap Index Fund
Nationwide Geneva Small Cap Growth Fund	Nationwide Small Company Growth Fund
Nationwide Global Sustainable Equity Fund	Nationwide WCM Focused Small Cap Fund

Supplement dated October 1, 2024
to the Statement of Additional Information (“SAI”) dated February 28, 2024

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.
Nationwide Geneva Mid Cap Growth Fund and Nationwide Geneva Small Cap Growth Fund

Effective immediately, all references to, and information regarding, William A. Priebe, CFA in the SAI are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE